Preliminary Term Sheet                                                                                      Date Prepared: October 20, 2004

Sequoia Mortgage Trust 2004-10

Mortgage Pass-Through Certificates

$673,354,000 (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch
A-1(3)	$337,093,000	3.91 / 4.24	1-123 / 1-359	Floater	Senior	AAA/Aaa/AAA
A-2(4)	$315,370,000	3.91 / 4.25	1-123 / 1-359	Floater	Senior	AAA/Aaa/AAA
X-A(5)(6)	Notional	Not Marketed Hereby		N/A	Senior/ IO	AAA/Aaa/AAA
X-B(5)(7)	Notional	Information Not Provided Herein		N/A	Senior/ IO	AAA/Aaa/AAA
A-R	$100			N/A	Senior	AAA/Aaa/AAA
B-1(3)	$14,042,000	6.73 / 7.46	39-123 / 39-359	Floater	Subordinate	AA/Aa2/AA
B-2(3)	$6,849,000	6.73 / 7.46	39-123 / 39-359	Floater	Subordinate	A/A2/A
B-3	$3,767,000	Information Not Provided Herein		N/A	Subordinate	BBB/Baa2/BBB
B-4	$3,081,000			N/A	Subordinate	BB/Ba2/BB
B-5	$1,711,000			N/A	Subordinate	B/B2/B
B-6	$3,089,104			N/A	Subordinate	NR/NR/NR

Total	$685,002,204

(1)   Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein).  Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein).  Distributions on the Subordinate Certificates (as described herein) will be derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)   The WAL and Payment Windows for the Class A-1, Class A-2,  Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date and to maturity calculated as of the Cut-off Date (as described herein).

(3)   The Class A-1, Class B-1 and Class B-2 Certificates will have a coupon equal to the lesser of (i) One-Month LIBOR plus a margin (which margin is multiplied by [2.0] in the case of the Class A-1 Certificates and [1.5] in the case of the Class B-1 and Class B-2 Certificates after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.

(4)   The Class A-2 Certificates will have a coupon equal to the lesser of (i) Six-Month LIBOR plus a related margin (which margin doubles after the Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.  Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in November 2004.

(5)   Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)   The notional amount of the Class X-A Certificates for any Distribution Date is equal to the aggregate class principal amounts of the Class A-1 and Class A-2 Certificates, immediately prior to such distribution date.  The interest rate of the Class X-A Certificates will be the excess, if any, of (i) the weighted average of the Net WAC Caps for the Class A-1 and Class A-2 Certificates over (ii) the weighted average of the Certificate Interest Rates for the Class A-1 and Class A-2 Certificates.  Distributions on the Class X-A Certificates will be subject to certain limitations in connection with the related Net WAC Shortfalls of the Class A-1 and Class A-2 Certificates, and as otherwise described herein. No principal will be distributed on the X-A Certificates.

(7)   The notional amount of the Class X-B for any distribution date is equal to the aggregate principal amounts of the Class B-1 and Class B-2 Certificates immediately prior to such distribution date.  The interest rate on the Class X-B Certificate will be equal to the weighted average of the net interest rates of the Mortgage Loans in the trust less the weighted average of the Certificate Interest Rates of the Class B-1 and Class B-2 Certificates. Distributions on the Class X-B Certificate will be subject to certain limitations in connection with aggregate Net WAC Shortfalls of the Class B-1 and Class B-2 Certificates, and as otherwise described herein.  No principal will be distributed on the X-B Certificates.

Depositor:                           Sequoia Residential Funding, Inc.

Co-Lead Managers:            Greenwich Capital Markets, Inc. and Morgan Stanley.

Co-Managers:                     Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Master Servicer/

Custodian/

Securities Administrator:   Wells Fargo Bank, N.A.

Trustee:                               HSBC Bank USA.

Rating Agencies:                S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Statistical

Cut-off Date:                      September 1, 2004.

Cut-off Date:                      October 1, 2004.

Pricing Date:                      On or about October [22], 2004.

Closing Date:                      On or about October 28, 2004.

Distribution Date:               The 20th day of each month (or if not a business day, the next succeeding business day), commencing in November 2004.

Certificates:                        The “Senior Certificates” will consist of the Class A-1, Class A-2, Class X-A, Class X-B, and Class A-R Certificates.  The “Class X Certificates” will consist of the Class X-A and Class X-B.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The Class A-1, Class A-2, Class B-1 and Class B-2 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:                The Class A-1, Class A-2, Class B-1 and Class B-2 Certificates will settle flat.

Accrual Period:                  The interest accrual period (the “Accrual Period”) with respect to the Class A-1, Class A-2,  Class B-1 and Class B-2 Certificates for a given Distribution Date will be the period beginning on the 20th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month (on a 30/360 basis), and with respect to the Class X Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:                       The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:      It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:              The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:          The Senior Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:                   The terms of the transaction allow for a purchase of the Mortgage Loans resulting in a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Pricing Prepayment

Speed:                                 The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:                The trust will consist of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance as of the Statistical Cut-off Date of approximately $685,002,204, (the “Mortgage Loans”).  As of the Statistical Cut-off Date, approximately 64.02% and 35.98% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively.  All of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years.  As of the Statistical Cut-off Date, approximately 8.37% and 91.63% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis, respectively.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

 Group 1

Mortgage Loans:                The Group 1 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $353,904,046, which equals approximately 51.66% of the Mortgage Loans.

As of the Statistical Cut-off Date, approximately 30.35% and 69.65% of the Group 1 Mortgage Loans are six-month LIBOR and one-month LIBOR indexed Mortgage Loans, respectively, and approximately 7.86% and 92.14% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  As of the Statistical Cut-off Date none of the Group 1 Mortgage Loans have an initial or subsequent periodic rate cap.

Group 2

Mortgage Loans:                The Group 2 Mortgage Loans have an aggregate principal balance as of the Statistical Cut-off Date of approximately $331,098,158, which equals approximately 48.34% of the Mortgage Loans.

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans and approximately 8.90% and 91.10% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.

Net WAC Cap:                   In the case of the Class A-1 and Class A-2 Certificates, the weighted average of the net mortgage rates for the Group 1 and Group 2 Mortgage Loans, respectively; in the case of the Class B-1 and Class B-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in both Groups, weighted on the basis of the relative related subordinate component.

Certificate

Interest Rate:                      The Class A-1, Class B-1 and Class B-2 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin (which margin is multiplied by [2.0] in the case of the Class A-1 Certificates and [1.5] in the case of the Class B-1 and Class B-2 Certificates after the Clean-Up Call Date), (ii) the related related Net WAC Cap and (iii) [11.50]%.

                                            The Class A-2 Certificates will have a Certificate Interest Rate equal to the lesser of (i) six-month LIBOR plus the related margin (which margin is multiplied by [2.0] after the Clean-Up Call Date), (ii) the related related Net WAC Cap and (iii) [11.50]%.

                                            If on any Distribution Date, the Certificate Interest Rate of the Class A-1 Certificates is subject to the related Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Class A-1 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

                                            If on any Distribution Date, the Certificate Interest Rate of the Class A-2 Certificates is subject to the related Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Class A-2 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

                                            If on any Distribution Date, the Certificate Interest Rate of the Class B-1 Certificates is subject to the related Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Class B-1 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-2 Certificates is subject to the related Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (a “Class B-2 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

                                            The “Net WAC Shortfall” means any of the Class A-1 Net WAC Shortfall, the Class A-2 Net WAC Shortfall, the Class B-1 Net WAC Shortfall and the Class B-2 Net WAC Shortfall amounts.

Reserve Fund:                    As of the Closing Date, the “Reserve Fund” will be established on behalf of the Offered Certificates.  The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to any of the Class X Certificates to the extent of any of the related Net WAC Shortfall amounts for a related Distribution Date.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, Offered Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, to the extent available.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:          Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially [4.75]%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.70]%).

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.70]%).

Shifting Interest:                 Until the first Distribution Date occurring after October 2014, the Subordinate Certificates will be locked out from receipt of all principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

                                            The prepayment percentages on the Subordinate Certificates are as follows:

November 2004 – October 2014                       0% Pro Rata Share

November 2014 – October 2015                      30%  Pro Rata Share

November 2015 – October 2016                      40%  Pro Rata Share

November 2016 – October 2017                      60%  Pro Rata Share

November 2017 – October 2018                      80%  Pro Rata Share

November 2018 and after                               100%  Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior  Certificate (other than the Class X Certificates) and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in November 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the applicable current senior percentage (equal to the aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (equal to the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:                 Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, pro-rata to the Class A Certificates in reduction of their principal balance.

Certificates Priority of

Distributions:                      Available funds from the Mortgage Loans will be distributed in the following order of priority:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)   Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to each of the Offered Certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)   Class A-R Certificates, principal allocable to such class.

3)   Concurrently to the Class A Certificates:

4)   Class A-1 and Class A-2 Certificates, generally based on principal collected on the related Mortgage Loans, until their respective class principal amounts are reduced to zero.*

5)   Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

6)   Class B-1 Certificates, principal allocable to such class.

7)   Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

8)   Class B-2 Certificates, principal allocable to such class.

9)   Class A-1 and Class A-2 Certificates, the related Net WAC Shortfall amount, from the Reserve Fund on a pro-rata basis based on such classes Net WAC Shortfall amounts.

10) Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

11) Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

12) Class X Certificates, the excess amounts related to each Class X Certificate, from the Reserve Fund.

13) Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

14) Class A-R Certificate, any remaining amount.

* In certain limited circumstances described in the prospectus supplement, Senior Certificates may receive principal from the unrelated Mortgage Loan group, to the extent not received from the related Mortgage Loan group.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Sensitivity Tables

Class A-1 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.44	5.24	3.91	3.04	2.44	1.70
MDUR (yr)	5.70	4.72	3.60	2.84	2.31	1.63
First Prin Pay	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004
Last Prin Pay	7/20/2020	1/20/2018	1/20/2015	11/20/2012	4/20/2011	5/20/2009

Class A-1 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.82	5.62	4.24	3.33	2.69	1.87
MDUR (yr)	5.95	4.99	3.85	3.07	2.51	1.78
First Prin Pay	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004
Last Prin Pay	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034

Class A-2 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.44	5.24	3.91	3.04	2.44	1.70
MDUR (yr)	5.61	4.65	3.56	2.82	2.29	1.62
First Prin Pay	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004
Last Prin Pay	7/20/2020	1/20/2018	1/20/2015	11/20/2012	4/20/2011	5/20/2009

Class A-2 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.85	5.63	4.25	3.33	2.69	1.87
MDUR (yr)	5.86	4.91	3.80	3.04	2.49	1.77
First Prin Pay	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004	11/20/2004
Last Prin Pay	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034

Sensitivity Tables

Class B-1 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.94	8.97	6.73	5.44	4.60	3.46
MDUR (yr)	9.40	7.89	6.08	5.01	4.28	3.27
First Prin Pay	5/20/2010	3/20/2009	1/20/2008	4/20/2007	11/20/2006	4/20/2006
Last Prin Pay	7/20/2020	1/20/2018	1/20/2015	11/20/2012	4/20/2011	5/20/2009

Class B-1 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.78	9.80	7.46	6.12	5.26	4.05
MDUR (yr)	9.93	8.44	6.61	5.53	4.81	3.77
First Prin Pay	5/20/2010	3/20/2009	1/20/2008	4/20/2007	11/20/2006	4/20/2006
Last Prin Pay	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034

Class B-2 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.94	8.97	6.73	5.44	4.60	3.46
MDUR (yr)	9.19	7.74	5.99	4.94	4.24	3.24
First Prin Pay	5/20/2010	3/20/2009	1/20/2008	4/20/2007	11/20/2006	4/20/2006
Last Prin Pay	7/20/2020	1/20/2018	1/20/2015	11/20/2012	4/20/2011	5/20/2009

Class B-2 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.78	9.80	7.46	6.12	5.26	4.05
MDUR (yr)	9.69	8.26	6.49	5.45	4.75	3.73
First Prin Pay	5/20/2010	3/20/2009	1/20/2008	4/20/2007	11/20/2006	4/20/2006
Last Prin Pay	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034	9/20/2034

Class A-1, Class A-2, Class B-1 and Class B-2 Certificates

Effective Net WAC Cap Schedule

Assumptions :
20% CPR
To Cleanup Call
1MO & 6MO LIBOR spike to 20% in month 1
Class A-1, Class A-2, Class B-1 & Class B-2 Hard Cap of 11.50%

Distribution	Class A-1	Class A-2	Class B-1 and Class B-2
Period	30/360	30/360	30/360
	Net WAC Cap %	Net WAC Cap %	Net WAC Cap %
1	2.992	3.198	3.092
2	9.086	3.198	6.240
3	9.187	3.428	6.403
4	9.277	4.002	6.727
5	9.298	4.090	6.781
6	11.437	10.715	11.088
7 and After	11.500	11.500	11.500

.

Mortgage Loan Statistics

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$685,002,204	$30,000	$3,000,000
Average Scheduled Principal Balance	$358,640
Number of Mortgage Loans	1,910

Weighted Average Gross Coupon	3.476%	2.000%	4.500%
Weighted Average FICO Score	732	624	817
Weighted Average Combined Original LTV	71.77%	9.44%	100.00%

Weighted Average Original Term	341 months	300 months	360 months
Weighted Average Stated Remaining Term	340 months	264 months	360 months
Weighted Average Seasoning	1 months	0 months	36 months

Weighted Average Gross Margin	1.709%	1.000%	3.500%
Weighted Average Minimum Interest Rate	1.709%	1.000%	3.500%
Weighted Average Maximum Interest Rate	12.028%	12.000%	15.000%
Weighted Average Months to Roll	4 months	1 months	6 months

Maturity Date		Oct 1, 2026	Oct 1, 2034
Maximum Zip Code Concentration	0.59%	94010

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	7	330,000.00	0.05%	3.527	327	41.67	755
50,000.01 - 100,000.00	94	7,792,344.28	1.14%	3.431	347	68.49	731
100,000.01 - 150,000.00	263	33,424,545.78	4.88%	3.526	351	73.63	729
150,000.01 - 200,000.00	293	51,358,864.05	7.50%	3.483	348	72.67	728
200,000.01 - 250,000.00	193	43,365,719.08	6.33%	3.429	347	74.15	732
250,000.01 - 300,000.00	186	51,137,955.78	7.47%	3.452	347	72.38	731
300,000.01 - 350,000.00	136	44,349,610.12	6.47%	3.465	344	74.70	731
350,000.01 - 400,000.00	150	56,567,980.00	8.26%	3.481	335	72.35	734
400,000.01 - 450,000.00	99	42,517,124.79	6.21%	3.509	343	71.20	732
450,000.01 - 500,000.00	103	49,180,610.98	7.18%	3.490	340	69.59	741
500,000.01 - 550,000.00	75	39,408,538.36	5.75%	3.470	340	73.85	734
550,000.01 - 600,000.00	66	38,507,894.00	5.62%	3.526	333	73.03	727
600,000.01 - 650,000.00	51	32,167,329.99	4.70%	3.522	347	71.18	732
650,000.01 - 700,000.00	30	20,305,775.01	2.96%	3.514	329	74.94	742
700,000.01 - 750,000.00	24	17,467,552.00	2.55%	3.422	332	71.31	735
750,000.01 - 800,000.00	23	18,131,700.00	2.65%	3.447	341	70.68	731
800,000.01 - 850,000.00	9	7,463,455.00	1.09%	3.456	326	69.50	706
850,000.01 - 900,000.00	18	15,833,144.06	2.31%	3.463	330	66.95	734
900,000.01 - 950,000.00	12	11,177,083.71	1.63%	3.480	336	64.70	726
950,000.01 - 1,000,000.00	26	25,813,599.98	3.77%	3.498	338	64.61	730
1,000,000.01+	52	78,701,377.21	11.49%	3.436	332	71.43	729
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	487,499.98	0.07%	2.000	345	78.63	693
2.500 - 2.999	98	38,007,671.97	5.55%	2.826	352	69.95	735
3.000 - 3.499	748	272,419,055.07	39.77%	3.201	337	73.05	732
3.500 - 3.999	905	310,932,118.25	45.39%	3.673	340	71.70	732
4.000 - 4.499	157	63,031,058.91	9.20%	4.089	348	67.74	726
4.500 - 4.999	1	124,800.00	0.02%	4.500	359	45.41	812
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Credit Score	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	2	490,700.00	0.07%	3.336	300	73.57	624
625-649	19	6,795,686.00	0.99%	3.404	313	79.81	641
650-674	167	50,612,399.46	7.39%	3.517	343	71.92	664
675-699	310	114,645,930.93	16.74%	3.470	342	73.09	688
700+	1,412	512,457,487.79	74.81%	3.474	340	71.36	749
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	128	44,576,144.28	6.51%	3.533	334	40.72	736
50.00- 54.99	59	20,345,276.48	2.97%	3.409	346	52.20	736
55.00- 59.99	75	32,579,003.35	4.76%	3.502	348	57.45	732
60.00- 64.99	133	56,057,368.44	8.18%	3.524	345	62.37	739
65.00- 69.99	159	69,691,164.84	10.17%	3.495	347	67.81	728
70.00- 74.99	288	111,328,436.29	16.25%	3.526	344	72.03	731
75.00- 79.99	420	136,707,788.63	19.96%	3.441	344	77.43	728
80.00	547	180,186,360.28	26.30%	3.454	334	80.00	732
80.01- 84.99	10	1,824,900.00	0.27%	3.597	345	83.86	720
85.00- 89.99	23	8,271,762.79	1.21%	3.344	332	88.76	730
90.00- 94.99	23	4,713,500.00	0.69%	3.576	343	92.18	717
95.00- 99.99	18	4,168,149.80	0.61%	3.718	339	95.46	732
100.00	27	14,552,349.00	2.12%	3.233	300	100.00	730
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300	484	213,222,761.95	31.13%	3.420	299	73.86	736
360	1,426	471,779,442.23	68.87%	3.501	359	70.83	730
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
241-300	484	213,222,761.95	31.13%	3.420	299	73.86	736
301-360	1,426	471,779,442.23	68.87%	3.501	359	70.83	730
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 MO LIBOR	621	246,483,409.33	35.98%	3.273	335	72.88	733
6 MO LIBOR	1,289	438,518,794.85	64.02%	3.590	343	71.16	731
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	1,910	685,002,204.18	100.00%	3.476	340	71.77	732
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,234	486,037,806.86	70.95%	3.508	332	71.82	733
Prepay Penalty: 36 months	676	198,964,397.32	29.05%	3.396	359	71.67	729
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,910	685,002,204.18	100.00%	3.476	340	71.77	732
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	219	97,429,075.18	14.22%	3.255	301	75.91	728
Asset, No Income	364	142,948,773.03	20.87%	3.649	359	65.85	728
Full Documentation	1,124	357,021,622.60	52.12%	3.463	353	73.28	731
Limited Documentation	77	41,321,878.58	6.03%	3.763	306	69.70	752
Lite Documentation	118	42,772,179.79	6.24%	3.251	300	72.27	738
No Ratio	8	3,508,675.00	0.51%	3.185	300	62.89	749
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	589	201,302,183.99	29.39%	3.454	343	67.63	730
Purchase	715	294,511,992.02	42.99%	3.489	333	76.30	737
Rate/Term Refinance	606	189,188,028.17	27.62%	3.478	349	69.15	725
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	200	68,350,554.34	9.98%	3.458	330	75.54	736
Cooperative	9	3,539,750.00	0.52%	3.596	314	64.23	732
Planned Unit Development	516	191,384,688.02	27.94%	3.477	344	71.99	732
Single Family	1,150	408,995,123.85	59.71%	3.477	341	71.21	731
Townhouse	2	669,555.16	0.10%	4.000	323	72.13	742
Two-Four Family	33	12,062,532.81	1.76%	3.467	334	68.17	742
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	51	13,766,502.99	2.01%	3.360	314	66.67	741
Primary	1,702	608,306,963.52	88.80%	3.486	342	71.70	732
Second Home	157	62,928,737.67	9.19%	3.402	324	73.59	730
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	61,250.00	0.01%	2.875	299	70.00	753
Alaska	1	205,000.00	0.03%	3.500	298	100.00	781
Arizona	99	29,564,015.83	4.32%	3.541	347	72.34	727
Arkansas	2	263,982.42	0.04%	3.243	327	82.10	774
California	394	185,899,010.01	27.14%	3.592	343	68.82	735
Colorado	80	23,824,750.95	3.48%	3.497	350	71.39	737
Connecticut	10	6,336,100.00	0.92%	2.954	353	58.05	743
Delaware	3	790,600.00	0.12%	3.059	325	59.23	756
District of Columbia	7	4,018,515.16	0.59%	3.346	319	73.18	700
Florida	156	56,917,580.52	8.31%	3.464	335	73.54	733
Georgia	95	27,884,096.86	4.07%	3.499	342	74.60	729
Hawaii	9	7,178,950.00	1.05%	3.263	300	84.61	724
Idaho	1	122,200.00	0.02%	3.625	359	78.84	723
Illinois	65	20,256,221.00	2.96%	3.497	339	73.67	736
Indiana	2	500,000.00	0.07%	3.500	300	80.00	725
Kansas	7	1,374,250.00	0.20%	3.459	324	75.77	704
Kentucky	9	2,031,910.31	0.30%	3.350	348	63.78	743
Louisiana	1	150,000.00	0.02%	3.375	357	75.00	743
Maine	11	3,210,900.00	0.47%	3.484	320	72.52	701
Maryland	44	20,470,969.00	2.99%	3.485	337	73.48	731
Massachusetts	34	15,987,500.00	2.33%	3.336	318	70.11	745
Michigan	45	13,962,498.24	2.04%	3.375	344	75.51	717
Minnesota	46	16,199,006.98	2.36%	3.396	346	76.41	744
Mississippi	2	326,900.00	0.05%	3.613	332	82.73	795
Missouri	5	1,457,943.00	0.21%	3.362	305	79.92	730
Nebraska	2	530,000.00	0.08%	2.929	333	59.54	669
Nevada	45	15,873,176.00	2.32%	3.612	330	72.77	729
New Hampshire	3	665,000.00	0.10%	3.732	358	72.60	715
New Jersey	55	25,287,225.39	3.69%	3.484	324	67.50	735
New Mexico	5	1,172,720.00	0.17%	3.674	350	81.02	724
New York	56	32,691,546.31	4.77%	3.446	325	70.91	722
North Carolina	72	23,593,450.00	3.44%	3.295	345	72.49	725
Ohio	208	38,134,667.98	5.57%	3.397	357	76.12	726
Oklahoma	1	147,996.00	0.02%	3.625	300	80.00	713
Oregon	13	3,454,200.00	0.50%	3.481	335	72.91	748
Pennsylvania	28	8,199,400.00	1.20%	3.516	344	74.19	743
Rhode Island	4	1,091,420.00	0.16%	3.448	348	74.48	749
South Carolina	30	9,727,410.51	1.42%	3.381	333	72.24	730
Tennessee	29	7,525,351.20	1.10%	3.447	340	77.16	732
Texas	52	17,076,895.77	2.49%	3.351	352	69.73	733
Utah	28	6,011,294.14	0.88%	3.409	357	75.88	723
Vermont	2	202,000.00	0.03%	3.574	300	71.83	745
Virginia	82	34,566,602.32	5.05%	3.391	341	72.36	729
Washington	61	18,352,418.28	2.68%	3.408	351	72.58	731
West Virginia	1	253,750.00	0.04%	3.250	300	70.00	745
Wisconsin	4	1,451,530.00	0.21%	3.315	300	74.08	691
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	381	153,400,903.19	22.39%	3.069	325	73.11	732
1.500 - 1.999	1,108	372,952,769.01	54.45%	3.507	341	72.46	733
2.000 - 2.499	418	157,010,531.98	22.92%	3.796	352	68.87	728
2.500 - 2.999	2	1,314,000.00	0.19%	3.768	356	65.85	774
3.500 - 3.999	1	324,000.00	0.05%	3.500	356	80.00	695
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	381	153,400,903.19	22.39%	3.069	325	73.11	732
1.500 - 1.999	1,108	372,952,769.01	54.45%	3.507	341	72.46	733
2.000 - 2.499	418	157,010,531.98	22.92%	3.796	352	68.87	728
2.500 - 2.999	2	1,314,000.00	0.19%	3.768	356	65.85	774
3.500 - 3.999	1	324,000.00	0.05%	3.500	356	80.00	695
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
12.000 -12.499	1,826	648,986,533.05	94.74%	3.487	339	71.95	731
12.500 -12.999	83	35,654,871.13	5.21%	3.276	357	68.45	744
15.000 -15.499	1	360,800.00	0.05%	3.000	359	80.00	732
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11/01/04	637	254,860,455.38	37.21%	3.274	335	72.49	733
12/01/04	31	12,367,043.41	1.81%	3.321	354	72.16	711
01/01/05	57	23,442,250.62	3.42%	3.201	354	70.07	737
02/01/05	97	34,510,479.15	5.04%	3.504	351	72.18	732
03/01/05	567	195,956,993.00	28.61%	3.647	342	71.56	731
04/01/05	521	163,864,982.62	23.92%	3.630	340	71.04	731
Total	1,910	685,002,204.18	100.00%	3.476	340	71.77	732

Group I Mortgage Loan Statistics

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$353,904,046	$30,000	$3,000,000
Average Scheduled Principal Balance	$379,725
Number of Mortgage Loans	932

Weighted Average Gross Coupon	3.376%	2.000%	4.500%
Weighted Average FICO Score	732	624	817
Weighted Average Combined Original LTV	72.20%	9.44%	100.00%

Weighted Average Original Term	339 months	300 months	360 months
Weighted Average Stated Remaining Term	338 months	264 months	360 months
Weighted Average Seasoning	1 months	0 months	36 months

Weighted Average Gross Margin	1.668%	1.000%	2.375%
Weighted Average Minimum Interest Rate	1.668%	1.000%	2.375%
Weighted Average Maximum Interest Rate	12.021%	12.000%	15.000%
Weighted Average Months to Roll	2 months	1 months	6 months

Maturity Date		Oct 1, 2026	Oct 1, 2034
Maximum Zip Code Concentration	0.98%	22066

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	3	130,000.00	0.04%	3.519	323	22.39	782
50,000.01 - 100,000.00	40	3,129,650.00	0.88%	3.321	343	69.25	730
100,000.01 - 150,000.00	123	15,466,555.57	4.37%	3.449	347	74.41	732
150,000.01 - 200,000.00	139	24,231,799.97	6.85%	3.365	342	73.26	728
200,000.01 - 250,000.00	88	19,821,159.99	5.60%	3.302	343	74.16	736
250,000.01 - 300,000.00	92	25,387,881.26	7.17%	3.376	344	71.80	734
300,000.01 - 350,000.00	64	20,900,845.68	5.91%	3.345	342	74.96	731
350,000.01 - 400,000.00	73	27,623,050.00	7.81%	3.361	338	70.76	736
400,000.01 - 450,000.00	49	21,037,919.98	5.94%	3.467	339	69.45	732
450,000.01 - 500,000.00	46	22,091,099.98	6.24%	3.295	339	69.23	738
500,000.01 - 550,000.00	40	21,109,200.00	5.96%	3.336	343	73.63	737
550,000.01 - 600,000.00	35	20,419,224.00	5.77%	3.478	332	75.11	726
600,000.01 - 650,000.00	34	21,390,754.99	6.04%	3.445	349	69.09	740
650,000.01 - 700,000.00	13	8,766,952.45	2.48%	3.434	323	76.60	736
700,000.01 - 750,000.00	15	10,859,602.00	3.07%	3.325	323	75.18	739
750,000.01 - 800,000.00	15	11,882,500.00	3.36%	3.411	344	71.08	738
800,000.01 - 850,000.00	3	2,490,000.00	0.70%	3.159	339	70.85	729
850,000.01 - 900,000.00	9	7,859,294.06	2.22%	3.289	315	71.12	712
900,000.01 - 950,000.00	6	5,626,755.83	1.59%	3.459	333	61.52	733
950,000.01 - 1,000,000.00	11	10,960,949.98	3.10%	3.294	341	64.31	726
1,000,000.01+	34	52,718,850.00	14.90%	3.380	329	74.28	725
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	487,499.98	0.14%	2.000	345	78.63	693
2.500 - 2.999	59	20,671,899.90	5.84%	2.844	346	69.58	737
3.000 - 3.499	490	193,976,953.97	54.81%	3.178	330	74.08	732
3.500 - 3.999	330	113,867,415.98	32.17%	3.658	347	70.95	733
4.000 - 4.499	51	24,775,475.91	7.00%	4.093	349	65.43	725
4.500 - 4.999	1	124,800.00	0.04%	4.500	359	45.41	812
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Credit Score	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	1	226,700.00	0.06%	3.000	300	66.09	624
625-649	10	4,356,493.00	1.23%	3.330	312	79.19	640
650-674	75	25,615,073.48	7.24%	3.442	334	70.29	665
675-699	138	55,790,747.14	15.76%	3.368	338	74.26	688
700+	708	267,915,032.12	75.70%	3.372	339	71.84	749
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	66	23,775,050.00	6.72%	3.434	331	40.23	735
50.00- 54.99	27	9,908,699.98	2.80%	3.409	342	52.31	732
55.00- 59.99	35	12,471,251.44	3.52%	3.421	337	57.99	735
60.00- 64.99	64	29,010,683.14	8.20%	3.492	340	62.11	735
65.00- 69.99	84	41,507,081.84	11.73%	3.410	347	67.85	727
70.00- 74.99	144	57,958,791.36	16.38%	3.443	346	72.25	735
75.00- 79.99	184	63,676,856.19	17.99%	3.299	341	77.29	731
80.00	270	92,045,258.20	26.01%	3.332	333	80.00	731
80.01- 84.99	2	308,900.00	0.09%	3.554	360	84.63	687
85.00- 89.99	11	5,309,962.79	1.50%	3.219	321	88.89	739
90.00- 94.99	12	2,365,750.00	0.67%	3.529	339	92.05	731
95.00- 99.99	9	2,096,349.80	0.59%	3.665	342	95.00	723
100.00	24	13,469,411.00	3.81%	3.209	300	100.00	730
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300	281	123,717,174.88	34.96%	3.235	299	74.50	731
360	651	230,186,870.86	65.04%	3.451	359	70.96	732
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
241-300	281	123,717,174.88	34.96%	3.235	299	74.50	731
301-360	651	230,186,870.86	65.04%	3.451	359	70.96	732
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 MO LIBOR	621	246,483,409.33	69.65%	3.273	335	72.88	733
6 MO LIBOR	311	107,420,636.41	30.35%	3.613	345	70.64	729
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	932	353,904,045.74	100.00%	3.376	338	72.20	732
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	619	252,044,577.39	71.22%	3.398	329	72.16	732
Prepay Penalty: 36 months	313	101,859,468.35	28.78%	3.321	359	72.30	733
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	932	353,904,045.74	100.00%	3.376	338	72.20	732
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	144	69,426,005.50	19.62%	3.151	300	75.96	730
Asset, No Income	171	67,061,247.78	18.95%	3.593	359	66.04	729
Full Documentation	512	175,535,528.67	49.60%	3.417	354	73.23	733
Limited Documentation	10	6,176,125.00	1.75%	3.670	316	65.67	745
Lite Documentation	89	33,019,463.79	9.33%	3.158	300	73.29	732
No Ratio	6	2,685,675.00	0.76%	3.065	300	62.74	735
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	290	111,006,413.61	31.37%	3.394	338	67.52	729
Purchase	367	156,498,642.04	44.22%	3.358	333	76.49	737
Rate/Term Refinance	275	86,398,990.09	24.41%	3.384	346	70.43	726
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	100	38,459,006.53	10.87%	3.346	327	76.33	736
Cooperative	3	1,605,000.00	0.45%	3.532	331	55.77	739
Planned Unit Development	224	85,773,262.02	24.24%	3.359	341	72.66	733
Single Family	585	219,342,272.03	61.98%	3.386	339	71.50	731
Townhouse	1	299,555.16	0.08%	4.000	352	75.00	685
Two-Four Family	19	8,424,950.00	2.38%	3.365	328	69.65	739
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	32	8,954,022.99	2.53%	3.208	313	68.69	748
Primary	810	306,077,645.11	86.49%	3.391	341	71.91	731
Second Home	90	38,872,377.64	10.98%	3.296	317	75.26	732
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	61,250.00	0.02%	2.875	299	70.00	753
Alaska	1	205,000.00	0.06%	3.500	298	100.00	781
Arizona	38	12,917,662.58	3.65%	3.460	339	72.93	720
Arkansas	1	139,000.00	0.04%	3.125	300	100.00	800
California	178	90,928,556.00	25.69%	3.496	344	68.66	735
Colorado	34	10,447,280.00	2.95%	3.402	350	72.79	747
Connecticut	6	2,137,000.00	0.60%	3.211	343	63.97	744
Delaware	2	432,400.00	0.12%	3.212	299	42.03	740
District of Columbia	5	2,968,515.16	0.84%	3.316	305	75.82	703
Florida	74	28,003,549.00	7.91%	3.259	328	73.29	744
Georgia	40	12,330,320.00	3.48%	3.454	338	76.59	731
Hawaii	6	5,807,700.00	1.64%	3.161	299	87.51	714
Idaho	1	122,200.00	0.03%	3.625	359	78.84	723
Illinois	38	11,610,025.00	3.28%	3.374	340	71.82	746
Kansas	6	1,222,250.00	0.35%	3.361	320	75.37	701
Kentucky	2	526,464.48	0.15%	3.166	319	65.01	754
Maine	6	1,541,400.00	0.44%	3.428	313	71.35	717
Maryland	20	9,112,649.00	2.57%	3.462	343	75.98	737
Massachusetts	19	9,362,500.00	2.65%	3.097	308	72.90	748
Michigan	27	8,832,081.99	2.50%	3.277	340	76.34	714
Minnesota	24	9,101,154.00	2.57%	3.307	346	79.68	745
Mississippi	1	178,500.00	0.05%	3.500	358	85.00	816
Missouri	3	923,920.00	0.26%	3.162	308	80.00	727
Nebraska	2	530,000.00	0.15%	2.929	333	59.54	669
Nevada	23	7,386,726.00	2.09%	3.403	317	71.86	722
New Hampshire	1	166,500.00	0.05%	3.500	359	79.98	691
New Jersey	36	17,727,724.39	5.01%	3.407	323	65.78	727
New Mexico	1	185,000.00	0.05%	3.000	300	100.00	773
New York	36	24,942,563.50	7.05%	3.409	327	70.17	722
North Carolina	28	10,396,000.00	2.94%	3.231	338	74.06	723
Ohio	102	20,322,819.99	5.74%	3.304	356	75.97	725
Oregon	7	1,779,800.00	0.50%	3.275	335	75.77	726
Pennsylvania	14	4,077,000.00	1.15%	3.326	339	74.18	736
Rhode Island	2	535,500.00	0.15%	3.235	360	72.00	732
South Carolina	13	4,045,500.00	1.14%	3.296	325	77.83	741
Tennessee	16	4,239,151.20	1.20%	3.412	337	78.58	737
Texas	23	6,889,793.49	1.95%	3.223	351	67.05	729
Utah	16	3,798,700.00	1.07%	3.401	358	76.30	729
Vermont	1	30,000.00	0.01%	4.000	300	25.00	775
Virginia	34	14,490,549.96	4.09%	3.266	346	71.99	727
Washington	40	12,724,060.00	3.60%	3.411	355	74.11	730
West Virginia	1	253,750.00	0.07%	3.250	300	70.00	745
Wisconsin	3	471,530.00	0.13%	3.191	300	70.66	711
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	284	116,713,408.79	32.98%	3.057	316	73.91	732
1.500 - 1.999	468	161,699,315.22	45.69%	3.419	346	73.19	734
2.000 - 2.499	180	75,491,321.73	21.33%	3.777	354	67.41	728
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	284	116,713,408.79	32.98%	3.057	316	73.91	732
1.500 - 1.999	468	161,699,315.22	45.69%	3.419	346	73.19	734
2.000 - 2.499	180	75,491,321.73	21.33%	3.777	354	67.41	728
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
12.000 -12.499	900	340,676,525.80	96.26%	3.376	337	72.24	731
12.500 -12.999	31	12,866,719.94	3.64%	3.392	357	70.86	747
15.000 -15.499	1	360,800.00	0.10%	3.000	359	80.00	732
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11/01/04	627	249,926,409.31	70.62%	3.274	335	72.64	733
12/01/04	8	3,927,049.98	1.11%	3.321	352	66.25	698
01/01/05	16	5,573,201.78	1.57%	3.145	355	76.53	728
02/01/05	25	7,599,943.19	2.15%	3.647	346	73.79	739
03/01/05	152	53,494,510.00	15.12%	3.641	344	71.93	726
04/01/05	104	33,382,931.48	9.43%	3.698	344	68.91	735
Total	932	353,904,045.74	100.00%	3.376	338	72.20	732

Group II Mortgage Loan Statistics

As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$331,098,158	$50,000	$2,000,000
Average Scheduled Principal Balance	$338,546
Number of Mortgage Loans	978

Weighted Average Gross Coupon	3.583%	2.625%	4.375%
Weighted Average FICO Score	731	624	817
Weighted Average Combined Original LTV	71.32%	19.00%	100.00%

Weighted Average Original Term	344 months	300 months	360 months
Weighted Average Stated Remaining Term	343 months	274 months	360 months
Weighted Average Seasoning	1 months	0 months	26 months

Weighted Average Gross Margin	1.753%	1.000%	3.500%
Weighted Average Minimum Interest Rate	1.753%	1.000%	3.500%
Weighted Average Maximum Interest Rate	12.034%	12.000%	12.500%
Weighted Average Months to Roll	5 months	1 months	6 months

Maturity Date		Aug 1, 2027	Oct 1, 2034
Maximum Zip Code Concentration	0.88%	22102

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	4	200,000.00	0.06%	3.531	330	54.19	738
50,000.01 - 100,000.00	54	4,662,694.28	1.41%	3.506	349	67.99	731
100,000.01 - 150,000.00	140	17,957,990.21	5.42%	3.591	355	72.96	726
150,000.01 - 200,000.00	154	27,127,064.08	8.19%	3.589	354	72.14	729
200,000.01 - 250,000.00	105	23,544,559.09	7.11%	3.535	350	74.15	728
250,000.01 - 300,000.00	94	25,750,074.52	7.78%	3.526	349	72.95	728
300,000.01 - 350,000.00	72	23,448,764.44	7.08%	3.572	345	74.46	732
350,000.01 - 400,000.00	77	28,944,930.00	8.74%	3.595	333	73.86	732
400,000.01 - 450,000.00	50	21,479,204.81	6.49%	3.551	346	72.92	732
450,000.01 - 500,000.00	57	27,089,511.00	8.18%	3.649	341	69.89	743
500,000.01 - 550,000.00	35	18,299,338.36	5.53%	3.625	337	74.10	731
550,000.01 - 600,000.00	31	18,088,670.00	5.46%	3.580	334	70.70	729
600,000.01 - 650,000.00	17	10,776,575.00	3.25%	3.676	345	75.33	716
650,000.01 - 700,000.00	17	11,538,822.56	3.49%	3.574	334	73.68	747
700,000.01 - 750,000.00	9	6,607,950.00	2.00%	3.582	345	64.96	729
750,000.01 - 800,000.00	8	6,249,200.00	1.89%	3.516	336	69.92	718
800,000.01 - 850,000.00	6	4,973,455.00	1.50%	3.604	320	68.83	694
850,000.01 - 900,000.00	9	7,973,850.00	2.41%	3.635	345	62.85	756
900,000.01 - 950,000.00	6	5,550,327.88	1.68%	3.501	339	67.93	719
950,000.01 - 1,000,000.00	15	14,852,650.00	4.49%	3.649	336	64.83	734
1,000,000.01+	18	25,982,527.21	7.85%	3.550	338	65.64	736
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	39	17,335,772.07	5.24%	2.805	358	70.39	731
3.000 - 3.499	258	78,442,101.10	23.69%	3.258	352	70.51	732
3.500 - 3.999	575	197,064,702.27	59.52%	3.682	337	72.13	732
4.000 - 4.499	106	38,255,583.00	11.55%	4.087	348	69.24	726
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Credit Score	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	1	264,000.00	0.08%	3.625	300	80.00	624
625-649	9	2,439,193.00	0.74%	3.537	316	80.93	642
650-674	92	24,997,325.98	7.55%	3.593	353	73.59	662
675-699	172	58,855,183.79	17.78%	3.567	346	71.98	688
700+	704	244,542,455.67	73.86%	3.586	341	70.83	750
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	62	20,801,094.28	6.28%	3.647	338	41.29	737
50.00- 54.99	32	10,436,576.50	3.15%	3.409	350	52.11	740
55.00- 59.99	40	20,107,751.91	6.07%	3.552	355	57.11	731
60.00- 64.99	69	27,046,685.30	8.17%	3.559	350	62.64	744
65.00- 69.99	75	28,184,083.00	8.51%	3.620	347	67.76	729
70.00- 74.99	144	53,369,644.93	16.12%	3.616	342	71.78	727
75.00- 79.99	236	73,030,932.44	22.06%	3.565	346	77.56	726
80.00	277	88,141,102.08	26.62%	3.581	334	80.00	734
80.01- 84.99	8	1,516,000.00	0.46%	3.606	342	83.70	726
85.00- 89.99	12	2,961,800.00	0.89%	3.568	351	88.53	714
90.00- 94.99	11	2,347,750.00	0.71%	3.624	347	92.31	703
95.00- 99.99	9	2,071,800.00	0.63%	3.772	336	95.94	741
100.00	3	1,082,938.00	0.33%	3.538	300	100.00	730
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
300	203	89,505,587.07	27.03%	3.676	299	72.97	743
360	775	241,592,571.37	72.97%	3.548	359	70.71	727
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
241-300	203	89,505,587.07	27.03%	3.676	299	72.97	743
301-360	775	241,592,571.37	72.97%	3.548	359	70.71	727
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
6 MO LIBOR	978	331,098,158.44	100.00%	3.583	343	71.32	731
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	978	331,098,158.44	100.00%	3.583	343	71.32	731
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	615	233,993,229.47	70.67%	3.627	336	71.45	734
Prepay Penalty: 36 months	363	97,104,928.97	29.33%	3.475	359	71.01	726
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	978	331,098,158.44	100.00%	3.583	343	71.32	731
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	75	28,003,069.68	8.46%	3.511	303	75.79	724
Asset, No Income	193	75,887,525.25	22.92%	3.698	359	65.69	726
Full Documentation	612	181,486,093.93	54.81%	3.508	352	73.34	729
Limited Documentation	67	35,145,753.58	10.61%	3.779	304	70.41	753
Lite Documentation	29	9,752,716.00	2.95%	3.564	300	68.81	758
No Ratio	2	823,000.00	0.25%	3.576	300	63.37	795
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	299	90,295,770.38	27.27%	3.526	348	67.77	730
Purchase	348	138,013,349.98	41.68%	3.639	333	76.07	738
Rate/Term Refinance	331	102,789,038.08	31.04%	3.557	352	68.07	724
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	100	29,891,547.81	9.03%	3.602	335	74.52	736
Cooperative	6	1,934,750.00	0.58%	3.650	300	71.24	727
Planned Unit Development	292	105,611,426.00	31.90%	3.574	345	71.45	731
Single Family	565	189,652,851.82	57.28%	3.581	343	70.88	731
Townhouse	1	370,000.00	0.11%	4.000	299	69.81	789
Two-Four Family	14	3,637,582.81	1.10%	3.703	347	64.74	749
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	19	4,812,480.00	1.45%	3.644	318	62.92	728
Primary	892	302,229,318.41	91.28%	3.582	344	71.49	732
Second Home	67	24,056,360.03	7.27%	3.573	335	70.88	728
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	61	16,646,353.25	5.03%	3.604	354	71.88	732
Arkansas	1	124,982.42	0.04%	3.375	358	62.19	745
California	216	94,970,454.01	28.68%	3.685	342	68.96	735
Colorado	46	13,377,470.95	4.04%	3.572	350	70.31	729
Connecticut	4	4,199,100.00	1.27%	2.823	358	55.04	743
Delaware	1	358,200.00	0.11%	2.875	356	80.00	776
District of Columbia	2	1,050,000.00	0.32%	3.429	357	65.71	692
Florida	82	28,914,031.52	8.73%	3.662	341	73.78	723
Georgia	55	15,553,776.86	4.70%	3.534	346	73.02	727
Hawaii	3	1,371,250.00	0.41%	3.693	304	72.34	767
Illinois	27	8,646,196.00	2.61%	3.661	337	76.16	723
Indiana	2	500,000.00	0.15%	3.500	300	80.00	725
Kansas	1	152,000.00	0.05%	4.250	359	78.96	725
Kentucky	7	1,505,445.83	0.45%	3.415	358	63.35	739
Louisiana	1	150,000.00	0.05%	3.375	357	75.00	743
Maine	5	1,669,500.00	0.50%	3.535	327	73.60	686
Maryland	24	11,358,320.00	3.43%	3.503	333	71.48	726
Massachusetts	15	6,625,000.00	2.00%	3.674	331	66.15	742
Michigan	18	5,130,416.25	1.55%	3.543	350	74.08	721
Minnesota	22	7,097,852.98	2.14%	3.510	345	72.21	741
Mississippi	1	148,400.00	0.04%	3.750	300	80.00	769
Missouri	2	534,023.00	0.16%	3.709	300	79.78	734
Nevada	22	8,486,450.00	2.56%	3.794	340	73.55	735
New Hampshire	2	498,500.00	0.15%	3.810	358	70.14	724
New Jersey	19	7,559,501.00	2.28%	3.666	325	71.53	755
New Mexico	4	987,720.00	0.30%	3.800	359	77.47	715
New York	20	7,748,982.81	2.34%	3.567	319	73.29	722
North Carolina	44	13,197,450.00	3.99%	3.346	349	71.25	727
Ohio	106	17,811,847.99	5.38%	3.503	358	76.28	728
Oklahoma	1	147,996.00	0.04%	3.625	300	80.00	713
Oregon	6	1,674,400.00	0.51%	3.700	334	69.86	770
Pennsylvania	14	4,122,400.00	1.25%	3.703	349	74.19	750
Rhode Island	2	555,920.00	0.17%	3.653	336	76.87	765
South Carolina	17	5,681,910.51	1.72%	3.441	339	68.25	721
Tennessee	13	3,286,200.00	0.99%	3.492	343	75.32	726
Texas	29	10,187,102.28	3.08%	3.437	352	71.55	735
Utah	12	2,212,594.14	0.67%	3.424	354	75.17	713
Vermont	1	172,000.00	0.05%	3.500	300	80.00	740
Virginia	48	20,076,052.36	6.06%	3.481	338	72.63	730
Washington	21	5,628,358.28	1.70%	3.403	342	69.13	733
Wisconsin	1	980,000.00	0.30%	3.375	300	75.73	681
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	97	36,687,494.40	11.08%	3.106	353	70.57	730
1.500 - 1.999	640	211,253,453.79	63.80%	3.575	338	71.90	733
2.000 - 2.499	238	81,519,210.25	24.62%	3.814	350	70.22	728
2.500 - 2.999	2	1,314,000.00	0.40%	3.768	356	65.85	774
3.500 - 3.999	1	324,000.00	0.10%	3.500	356	80.00	695
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	97	36,687,494.40	11.08%	3.106	353	70.57	730
1.500 - 1.999	640	211,253,453.79	63.80%	3.575	338	71.90	733
2.000 - 2.499	238	81,519,210.25	24.62%	3.814	350	70.22	728
2.500 - 2.999	2	1,314,000.00	0.40%	3.768	356	65.85	774
3.500 - 3.999	1	324,000.00	0.10%	3.500	356	80.00	695
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
12.000 -12.499	926	308,310,007.25	93.12%	3.610	342	71.63	731
12.500 -12.999	52	22,788,151.19	6.88%	3.210	358	67.09	742
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11/01/04	10	4,934,046.07	1.49%	3.305	352	64.92	728
12/01/04	23	8,439,993.43	2.55%	3.321	355	74.91	717
01/01/05	41	17,869,048.84	5.40%	3.218	354	68.05	740
02/01/05	72	26,910,535.96	8.13%	3.464	353	71.72	730
03/01/05	415	142,462,483.00	43.03%	3.649	341	71.42	733
04/01/05	417	130,482,051.14	39.41%	3.612	340	71.59	730
Total	978	331,098,158.44	100.00%	3.583	343	71.32	731